UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2010. The net asset value (NAV) at that date was $12.55 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $11.45.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2010
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	–2.03%
Cohen & Steers Closed-End Opportunity Fund at NAV[a]	–0.34%
Fund Data U.S. All Taxable Ex-Foreign Equity Index[b]	0.16%
S&P 500 Index[b]	–6.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund may pay distributions in excess of its investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Closed-end funds had overall flat performance for the six-month period, although they outperformed the broad stock market and returns varied widely across sectors. In the fixed income category, nearly all sectors had positive returns, which offset the uneven and ultimately negative performance in the equity funds category. Investors were drawn to fixed income-oriented funds, particularly those that invest in high-yield debt, as credit markets continued to improve while yields on money-market offerings remained near zero. Investors' faith in fixed income a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Fund Data U.S. All Taxable Ex-Foreign Equity Index measures the market cap weighted total return of 322 taxable equity and fixed income closed-end funds—it excludes international, regional and country closed-end funds. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

funds' ability to support high current yields was reflected in bond funds trading at narrower net asset value (NAV) discounts (0.4%) than their equity counterparts (3%) at the end of the period.

The best-performing sectors within fixed income included high yield funds (which had a return on market price of +10.0% in the period).c Preferred securities funds (+10.3%) also outperformed, reflecting better conditions for financial companies, which are the primary issuer of preferreds. Earnings were generally good and indicated that large banks could be close to seeing a peak in their loan loss provisioning.

Commodities funds (+9.3%), a sector with a large gold exposure, had the best performance in the equity category. Gold prices rose steadily in the period as investors sought safety due to Europe's sovereign debt crisis and a clouded global economic outlook. Funds that invest in master limited partnerships (MLPs) had a return of +7.3%, benefiting from individual investors' demand for high, consistent income. The tax-deferred nature of MLP distributions added further appeal. Tax rates on many dividends are set to rise as the low qualified dividend income (QDI) rates expire at the end of this year.

The global equity dividend sector (–29.2%) includes two funds that declined sharply on news they would reduce their distributions. Utilities funds (–12.3%) struggled amid a slow recovery in energy demand. In addition, the pending expiration of low QDI tax rates lessened their appeal from a yield viewpoint.

IPO activity continued

There was a string of closed-end fund initial public offerings (IPOs) in the period, in addition to the debut of the first exchange-traded fund (ETF) to invest exclusively in closed-end funds. These offerings followed a year in which the average closed-end fund returned more than 50%. The IPOs included an equity fund focused on an infrastructure covered call strategy and a few mortgage securities funds. The biggest deal came in June, when ClearBridge Advisors launched a $1.3 billion fund that invests in master limited partnerships.

Fund performance

The Fund had a slight decline in its NAV in the period and underperformed its benchmark. Factors that detracted from performance included our overweights and fund selection in the equity tax-advantage (which had a return of –6.3% within the index) and U.S. general equity (–4.6%) sectors. These groups have leveraged exposure to equity markets, which declined sharply in May and June and had a loss for the period. Our underweight in the commodities sector also hindered relative return. We have been underweight gold-focused funds based on valuation and our view that the inflation threat remains at bay.

Our underweight in the global equity dividend sector contributed positively to performance; specifically, we were underweight the funds that accounted for the bulk of the sector's decline. We also had beneficial overweights in the high yield and convertibles (+4.7%) sectors. Select Multi-Sector funds, in our view, offer attractive access to

c  Sector constituents as per Fund Data U.S. All Taxable Ex-Foreign Equity Index; constituent returns as per Bloomberg L.P.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

the high yield market, where spreads have widened significantly, even as defaults rates have remained well below early-2009 levels. Fund selection in the global income sector also (+3.3%) aided performance.

Investment Outlook

Our outlook remains moderately cautious. The markets' behavior in recent months has demonstrated the fragility of the economic recovery and the wariness with which investors receive bad news. Concerns about global growth have reinforced our view that Federal Reserve interest rate hikes will most likely be delayed until well into 2011.

We continue to overweight fixed income funds, including high yield funds, and remain underweight equity funds, which we expect to face a choppier road ahead. And we expect discounts to NAV to remain fairly narrow. Given the likelihood that a period of low interest rates will be extended even further, investors should continue to find appeal in the attractive annual distribution rates that closed-end funds provide. If risk concerns subside we could once again see funds trade at an average premium.

We believe that increased new issuance in 2010, broadly speaking, will not hurt secondary market closed-end fund prices, although recent developments—including June's billion dollar plus IPO—have raised our sensitivity to this risk factor.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  DOUGLAS R. BOND

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

JUNE 30, 2010

Top Ten Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Nicholas-Applegate Convertible & Income Fund	$14,482,465	4.2%
Eaton Vance Limited Duration Income Fund	12,898,272	3.7
Gabelli Equity Trust	11,666,816	3.4
Western Asset High Income Fund II	10,675,699	3.1
Nicholas-Applegate Convertible & Income Fund II	10,604,309	3.1
Putnam Premier Income Trust	10,185,264	3.0
Clough Global Opportunities Fund	9,502,248	2.8
Eaton Vance Tax-Managed Diversified Equity Income Fund	9,335,644	2.7
AllianceBernstein Income Fund	9,028,074	2.6
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	8,544,583	2.5

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2010 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	99.3%
COMMODITIES	1.9%
Central Fund of Canada Ltd.		434,380	$6,546,107
COVERED CALL	12.5%
Dow 30 Enhanced Premium and Income Fund		208,100	2,024,813
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		654,256	8,544,583
Eaton Vance Tax-Managed Diversified Equity Income Fund		862,017	9,335,644
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		729,665	8,179,545
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		790,862	7,560,641
NFJ Dividend Interest & Premium Strategy Fund		345,600	4,772,736
Nuveen Equity Premium Advantage Fund		204,323	2,488,654
			42,906,616
EMERGING MARKETS DEBT	3.2%
AllianceBernstein World Dollar Government Fund II		433,900	5,827,277
Morgan Stanley Emerging Markets Domestic Debt Fund		153,500	2,248,775
Western Asset Emerging Markets Debt Fund		78,000	1,351,740
Western Asset Emerging Markets Income Fund II		134,400	1,645,056
			11,072,848
ENERGY/RESOURCES	2.3%
BlackRock Global Energy and Resources Trust		67,800	1,520,754
BlackRock Real Asset Equity Trust		370,300	4,184,390
Gabelli Global Gold Natural Resources & Income Trust		142,198	2,228,243
			7,933,387
EQUITY TAX-ADVANTAGED	8.0%
Eaton Vance Tax-Advantaged Dividend Income Fund		513,000	7,089,660
Eaton Vance Tax-Advantaged Global Dividend Income Fund		667,300	7,960,889
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		347,500	6,032,600
Gabelli Dividend & Income Trust		386,508	4,638,096
John Hancock Tax-Advantaged Dividend Income Fund		149,990	1,930,371
			27,651,616
FINANCIAL	0.6%
John Hancock Bank and Thrift Opportunity Fund		143,000	2,050,620

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
GLOBAL EQUITY	1.4%
BlackRock International Growth and Income Trust		129,466	$1,136,712
Clough Global Equity Fund		290,200	3,560,754
			4,697,466
GLOBAL EQUITY DIVIDEND	0.3%
Alpine Total Dynamic Dividend Fund		200,100	990,495
GLOBAL HYBRID (GROWTH & INCOME)	3.9%
Clough Global Opportunities Fund		832,800	9,502,248
Nuveen Diversified Dividend and Income Fund		399,851	3,942,531
			13,444,779
GLOBAL INCOME	6.9%
AllianceBernstein Income Fund		1,109,100	9,028,074
PIMCO Strategic Global Government Fund		130,800	1,364,244
Putnam Premier Income Trust		1,571,800	10,185,264
Templeton Global Income Fund		267,065	2,574,507
Western Asset Global High Income Fund		63,700	718,536
			23,870,625
HEALTH/BIOTECH	0.8%
BlackRock Health Sciences Trust		108,700	2,580,538
HIGH YIELD	14.4%
BlackRock Corporate High Yield Fund		277,600	1,832,160
BlackRock Corporate High Yield Fund III		268,700	1,735,802
BlackRock Corporate High Yield Fund V		384,800	4,221,256
BlackRock Corporate High Yield Fund VI		451,755	4,788,603
Evergreen Income Advantage Fund		514,400	4,876,512
New America High Income Fund		331,836	3,059,528
PIMCO High Income Fund		471,121	5,662,874
Pioneer High Income Trust		468,238	7,028,252
Western Asset High Income Fund II		1,166,743	10,675,699
Western Asset High Income Opportunities Fund		985,600	5,874,176
			49,754,862

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
INVESTMENT GRADE	2.3%
John Hancock Income Securities Trust		82,900	$1,205,366
PIMCO Corporate Opportunity Fund		385,887	6,656,551
			7,861,917
LIMITED DURATION	3.7%
Eaton Vance Limited Duration Income Fund		806,142	12,898,272
MASTER LIMITED PARTNERSHIP	4.2%
Energy Income and Growth Fund		174,900	4,171,365
Kayne Anderson Energy Total Return Fund		278,868	6,690,043
Kayne Anderson MLP Investment Company		103,000	2,695,510
Tortoise Energy Infrastructure Corp.		32,700	1,057,518
			14,614,436
MULTI-SECTOR	7.8%
Nicholas-Applegate Convertible & Income Fund		1,579,331	14,482,465
Nicholas-Applegate Convertible & Income Fund II		1,240,270	10,604,309
Nuveen Multi-Strategy Income and Growth Fund II		51,200	398,336
PIMCO Income Strategy Fund II		124,200	1,229,580
			26,714,690
PREFERRED	5.1%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		382,772	5,978,899
Flaherty & Crumrine/Claymore Total Return Fund		183,700	3,056,768
John Hancock Patriot Premium Dividend Fund II		71,500	732,875
John Hancock Preferred Income Fund		79,631	1,380,801
John Hancock Preferred Income Fund II		83,113	1,445,335
John Hancock Preferred Income Fund III		253,705	3,914,668
Nuveen Quality Preferred Income Fund		156,400	1,119,824
			17,629,170
REAL ESTATE	2.5%
Alpine Global Premier Properties Fund		988,251	5,326,673
ING Clarion Global Real Estate Income Fund		240,712	1,547,778
Nuveen Real Estate Income Fund		217,100	1,825,811
			8,700,262

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SENIOR LOAN	7.0%
BlackRock Floating Rate Income Strategies Fund II		93,800	$1,303,820
Eaton Vance Floating-Rate Income Trust		395,300	5,723,944
Eaton Vance Senior Floating-Rate Trust		315,657	4,659,097
Eaton Vance Senior Income Trust		596,287	3,953,383
First Trust/Four Corners Senior Floating Rate Income Fund II		161,804	2,022,550
ING Prime Rate Trust		361,900	1,990,450
Nuveen Floating Rate Income Fund		245,600	2,654,936
Pioneer Floating Rate Trust		151,300	1,844,347
			24,152,527
U.S. GENERAL EQUITY	7.3%
Gabelli Equity Trust		2,598,400	11,666,816
General American Investors Co.		123,700	2,647,180
Liberty All-Star Equity Fund		1,680,186	6,687,140
Nasdaq Premium Income & Growth Fund		215,485	2,570,736
Royce Value Trust[a]		163,900	1,732,423
			25,304,295
U.S. HYBRID (GROWTH & INCOME)	1.9%
Claymore/Guggenheim Strategic Opportunities Fund		215,915	3,959,881
DNP Select Income Fund		285,296	2,559,105
			6,518,986
UTILITY	1.3%
Evergreen Utilities and High Income Fund		249,500	2,584,820
Macquarie First Trust Global Infrastructure Utilities Dividend & Income Fund		186,600	1,983,558
			4,568,378
TOTAL CLOSED-END FUNDS (Identified cost—$329,894,489)			342,462,892

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.04%[b]		1,820,402	$1,820,402
State Street Institutional Liquid Reserves Fund, 0.21%[b]		1,821,537	1,821,537
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,641,939)			3,641,939
TOTAL INVESTMENTS (Identified cost—$333,536,428)	100.4%		346,104,831
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)%		(1,234,128)
NET ASSETS (Equivalent to $12.55 per share based on 27,474,186 shares of common stock outstanding)	100.0%		$344,870,703

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$333,536,428)	$346,104,831
Cash	87,032
Receivable for:
Investment securities sold	1,265,447
Dividends and interest	674,677
Other assets	1,253
Total Assets	348,133,240
LIABILITIES:
Payable for:
Investment securities purchased	2,026,507
Dividends declared	960,875
Investment management fees	271,994
Directors' fees	3,161
Total Liabilities	3,262,537
NET ASSETS	$344,870,703
NET ASSETS consist of:
Paid-in-capital	$495,994,236
Dividends in excess of net investment income	(4,109,539)
Accumulated net realized loss	(159,582,397)
Net unrealized appreciation	12,568,403
$344,870,703
NET ASSET VALUE PER SHARE:
($344,870,703 ÷ 27,474,186 shares outstanding)	$12.55
MARKET PRICE PER SHARE	$11.45
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(8.76)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividend income	$10,637,728
Interest income	36,141
Total Income	10,673,869
Expenses:
Investment management fees	1,715,988
Directors' fees and expenses	19,204
Miscellaneous	1,695
Total Expenses	1,736,887
Reduction of Expenses (See Note 2)	(20,899)
Net Expenses	1,715,988
Net Investment Income	8,957,881
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(18,748,174)
Net change in unrealized appreciation	8,105,248
Net realized and unrealized loss	(10,642,926)
Net Decrease in Net Assets Resulting from Operations	$(1,685,045)

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$8,957,881	$15,284,461
Net realized loss	(18,748,174)	(91,407,650)
Net change in unrealized appreciation (depreciation)	8,105,248	206,269,669
Net increase (decrease) in net assets resulting from operations	(1,685,045)	130,146,480
Dividends and Distributions to Shareholders from:
Net investment income	(12,638,126)	(16,702,667)
Tax return of capital	—	(10,744,182)
Total dividends and distributions to shareholders	(12,638,126)	(27,446,849)
Capital Stock Transactions:
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	—	887,945
Total increase (decrease) in net assets	(14,323,171)	103,587,576
Net Assets:
Beginning of period	359,193,874	255,606,298
End of period[a]	$344,870,703	$359,193,874

a  Includes dividends in excess of net investment income of $4,109,539 and $429,294, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,			For the Period November 24, 2006[a] through
Per Share Operating Performance:	June 30, 2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$13.07	$9.34	$16.88	$19.58	$19.40
Income from investment operations:
Net investment income	0.33	0.59	0.74	1.12	0.15
Net realized and unrealized gain (loss)	(0.39)	4.14	(6.87)	(2.13)	0.25
Total income (loss) from investment operations	(0.06)	4.73	(6.13)	(1.01)	0.40
Less dividends and distributions to shareholders from:
Net investment income	(0.46)	(0.61)	(0.73)	(1.12)	(0.15)
Net realized gain	—	—	—	(0.42)	(0.01)
Tax return of capital	—	(0.39)	(0.68)	(0.13)	—
Total dividends and distributions to shareholders	(0.46)	(1.00)	(1.41)	(1.67)	(0.16)
Offering costs charged to paid-in capital	—	—	—	(0.00)[b]	(0.04)
Dilutive (Anti-dilutive) effect of common share issuance	—	0.00 [b]	0.00 [b]	(0.02)	(0.02)
Net increase (decrease) in net asset value	(0.52)	3.73	(7.54)	(2.70)	0.18
Net asset value, end of period	$12.55	$13.07	$9.34	$16.88	$19.58
Market value, end of period	$11.45	$12.13	$9.16	$15.97	$20.42
Total net asset value return[c]	–0.34%[d]	53.77%	–38.32%	–5.40%	1.78%[d]
Total market value return[c]	–2.03%[d]	45.51%	–36.06%	–14.18%	2.97%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$344.9	$359.2	$255.6	$458.7	$504.5
Ratio of expenses to average daily net assets (before expense reduction)[e]	0.96%[f]	0.97%	0.97%	0.96%	0.98%[f]
Ratio of expenses to average daily net assets (net of expense reduction)[e]	0.95%[f]	0.95%	0.95%	0.95%	0.95%[f]
Ratio of net investment income to average daily net assets (before expense reduction)[e]	4.95%[f]	5.09%	4.06%	4.76%	7.07%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)[e]	4.96%[f]	5.10%	4.09%	4.77%	7.10%[f]
Portfolio turnover rate	37%[d]	63%	40%	49%	0%

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not include expenses incurred by the closed-end funds in which the Fund invests.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds	$342,462,892	$342,462,892	$—	—
Money Market Funds	3,641,939	—	3,641,939	—
Total Investments	$346,104,831	$342,462,892	$3,641,939	—

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2010, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors. For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the Fund.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $135,321,019 and $132,059,028, respectively.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2010, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$34,273,081
Gross unrealized depreciation	(21,704,678)
Net unrealized appreciation	$12,568,403
Cost for federal income tax purposes	$333,536,428

As of December 31, 2009, the Fund had a net capital loss carryforward of $132,951,974, of which $33,964,723 will expire on December 31, 2016 and $98,987,251 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. In addition, the Fund incurred capital losses of $145,253 after October 31, 2009, which are not recognized for tax purposes until 2010.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2010, and the year ended December 31, 2009, the Fund issued 0 and 101,248 shares of common stock, respectively, for the reinvestment of dividends.

On December 15, 2009, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2010. During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund did not effect any repurchases.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 13, 2010. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	24,427,107.714	1,006,073.561
Richard J. Norman	24,328,688.813	1,104,492.462
Frank K. Ross	24,357,402.985	1,075,778.290

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2010) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (11/24/06)	One Year	Since Inception (11/24/06)
26.27%	–2.53%	24.63%	–5.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 22-23, 2010, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark index.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the year-to-date, one and three-year periods ended March 31, 2010. The Board of Directors also noted that the Fund underperformed the benchmark for the year-to-date and one-year periods and outperformed for the three-year period ended March 31, 2010. The Board of Directors also noted that the Fund is the only closed-end fund of closed-end funds, making quantitative comparisons among the Peer Funds difficult. The Board of Directors further considered the Fund's performance across all periods versus a group of four closed-end funds compiled by the Investment Advisor, and noted that the Fund outperformed the average performance of those funds for the year-to-date, one- and three-year periods ended March 31, 2010. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios compared to the medians of the Peer Funds, noting that the Fund was lower than the Peer Funds' medians across all categories. The Board of Directors further considered the Fund's expenses versus the group of four closed-end funds compiled by the Investment Manager, and noted that the Fund's net expense ratio was the lowest among that group. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no economies of scale that were not being shared with shareholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: FOF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

CLOSED-END
OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2010

FOFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	September 3, 2010